NuScale Power Reports Fourth Quarter and Full Year 2023 Results • Continued progress toward commercialization of small modular reactor (SMR) technology to meet consumer demand for safe, reliable, 24/7 and carbon-free baseload energy • Planning underway for RoPower project’s Phase 2 Front-End Engineering and Design (FEED) work • Standard Design Approval application accepted and under review by the U.S. Nuclear Regulatory Commission (NRC) • Doosan Enerbility continues to produce forgings and materials associated with the manufacture of the first NuScale Power ModulesTM • Company executed a resource optimization plan to reduce expenses and better position NuScale commercially, financially and strategically PORTLAND, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, today announced results for the fourth quarter and full year ended December 31, 2023. “Over the course of 2023, we made significant progress towards commercializing our SMR technology, including continued activities to ensure readiness for manufacturing of our first NuScale Power Modules, building traction amongst data centers and further developing industrial applications for SMRs, such as process heat, hydrogen, and ammonia production,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “Additionally, as the first and only SMR to receive U.S. Nuclear Regulatory Commission design approval and certification and have Long Lead Materials in production, NuScale maintains our position as the global first mover in commercial SMR development. We continue to receive serious interest from major technology and industrial companies, utilities, national and local governments, and others seeking 24/7 clean, reliable energy and process heat.” Business Update • RoPower project working to advance into the next phase of development by initiating Phase 2 Front-End Engineering and Design. • NuScale technology was selected by Standard Power to support the development of two SMR-powered facilities in Ohio and Pennsylvania. The facilities are planned to produce nearly 2 GW of clean energy through the deployment of 24 NuScale Power Modules. • Standard Design Approval (SDA) application for an uprated 77 MWe module design was accepted for review by the NRC in July 2023 and NuScale received a schedule for an anticipated 24-month review process. The increased power output will support the capacity needs of a wider range of customers with 12 modules producing nearly a gigawatt of electricity.

• As NuScale accelerates its commercialization efforts, it is also initiating the manufacture of NuScale Power Modules. Notably, our supply chain partners commenced the production of long lead time components, including forgings and other materials associated with the first NuScale Power Modules. Financial Update • Balance sheet includes cash and equivalents of $125.4 million ($5.1 million of which is restricted), and no debt. • In response to the burgeoning market opportunities and the reality of lengthy sales and development cycles, in January 2024, NuScale announced cost efficiency actions projected to result in approximately $50-60 million in annualized savings. The Company is redirecting resources to the most immediate commercial opportunities with a focus on advancing revenue- generating projects, securing new orders and positioning NuScale towards long- term success. • Revenue of $4.6 million and net loss of $56.4 million for the three-month period ended December 31, 2023, compared to revenue of $3.4 million and a net loss of $47.2 million, respectively, for the same period in 2022. Revenue of $22.8 million and a net loss of $180.1 million for the twelve-month period ended December 31, 2023, compared to revenue of $11.8 million and a net loss of $141.6 million for the same period in 2022. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page. A replay of the webcast will be available for 30 days. About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications.

Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023, the Form S-1 filed on March 20, 2023, and declared effective on March 23, 2023, the Registration Statement on Form S-3 filed on June 1, 2023 and declared effective on June 5, 2023, and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.

Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com